UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        _______________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 28, 2004



                         GREENE COUNTY BANCSHARES, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


           Tennessee                  0-14289                62-1222567
   (State or Other Jurisdiction     (Commission           (I.R.S. Employer
        of Incorporation)           File Number)          Identification No.)



            100 North Main Street, Greeneville, Tennessee 37743-4992
            ________________________________________________________
                    (Address of principal executive offices)



                                 (423) 639-5111
               __________________________________________________
               Registrant's telephone number, including area code




                                 Not Applicable
          _____________________________________________________________
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             The following exhibit is furnished pursuant to Item 9 and Item 12.

             99.1    Press Release dated January 28, 2004

Item 9.  Regulation FD

     On January 28, 2004, Greene County Bancshares, Inc. (the "Company") announced its financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 9, "Regulation FD," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 12. Results of Operations and Financial Condition

     On January 28, 2004, the Company announced its financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GREENE COUNTY BANCSHARES, INC.


Date:  January 28, 2004                  By: /s/ R. Stan Puckett
                                             -----------------------------------
                                                 R. Stan Puckett
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)
_______      _________________________

 99.1        Copy of press release issued by the Company on January 28, 2004.